Allstate Life Insurance Company of New York ("ALNY")
                      ALNY Variable Life Separate Account A

                        Supplement, dated July 22, 2004,
                                     to the
                          Prospectus, dated May 1, 2004
                       for the ALNY Consultant Accumulator
                    Variable Universal Life Insurance Policy

This supplement amends the May 1, 2004 prospectus for the ALNY Consultant Accumulator Variable Universal Life Insurance Policy ("Policy") offered by ALNY. Please keep this supplement for future reference together with your prospectus.

On page 18 in the Investment Adviser column under The Rydex Variable Trust for the Rydex VT Sector Rotation Portfolio the Investment Adviser listed as Rydex Global Advisors should be changed to read Rydex Investments.